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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Ezenia!
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 17, 2004

Dear Shareholder:

            You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Ezenia! Inc., (the "Company") which will be held on Wednesday, June 23, 2004 at 10:00 a.m., EDT, at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110.

            The Notice of 2004 Annual Meeting of Shareholders and Proxy Statement accompany this letter. These documents collectively describe the formal business to be conducted at the annual meeting. The Company's Annual Report on Form 10-K is also enclosed for your additional information.

            All shareholders are invited to attend the annual meeting. To ensure your representation at the annual meeting, however, you are urged to vote by proxy by following one of these steps as promptly as possible:

    (A)
    Complete, date, sign and return the enclosed Proxy Card (a postage-prepaid envelope is enclosed for that purpose); or

    (B)
    Vote via telephone (toll free) in the United States or Canada (see instructions on the enclosed Proxy Card); or

    (C)
    Vote via the Internet (see instructions on the enclosed Proxy Card).

            The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by a registered shareholder interested in voting via the telephone or Internet are set forth in the Proxy Card. Your shares cannot be voted unless you date, sign and return the enclosed Proxy Card, vote via the telephone or Internet or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before the shareholders is important.

Very truly yours,

Khoa D. Nguyen
Chairman and
Chief Executive Officer

EZENIA! INC.
Northwest Park
154 Middlesex Turnpike
Burlington, Massachusetts 01803

NOTICE OF 2004 ANNUAL MEETING
OF SHAREHOLDERS

TO OUR SHAREHOLDERS:

            The 2004 Annual Meeting of Shareholders (the "Meeting") of Ezenia! Inc., a Delaware corporation (the "Company"), will be held on Wednesday, June 23, 2004 at 10:00 a.m., EDT, at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110. The purposes of the Meeting shall be:

    1.
    To elect one Class III Director to hold office for a three-year term and until such Director's respective successor has been duly elected and qualified.

    2.
    To transact such other business as may properly come before the meeting or any adjournment thereof.

            Shareholders of record on the books of the Company at the close of business on May 13, 2004 are entitled to notice of, and to vote at, the Meeting.

            Please sign, date and return the enclosed Proxy Card in the enclosed envelope, or vote via telephone or the Internet (pursuant to the instructions on the enclosed Proxy Card) at your earliest convenience. If you return the Proxy Card or vote via telephone or the Internet, you may nevertheless attend the Meeting and vote your shares in person.

            All shareholders of the Company are cordially invited to attend the Meeting.

By Order of the Board of Directors,
Khoa D. Nguyen Secretary

Burlington, Massachusetts
May 17, 2004

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE (I) SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED FROM WITHIN THE UNITED STATES OR (II) OTHERWISE VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET.

EZENIA! INC.
Northwest Park
154 Middlesex Turnpike
Burlington, Massachusetts 01803

PROXY STATEMENT

2004 Annual Meeting of Shareholders to be Held on June 23, 2004

            This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Ezenia! Inc. (the "Company") of proxies for use at the 2004 Annual Meeting of Shareholders (the "Meeting") to be held on Wednesday, June 23, 2004 at 10:00 a.m., EDT, at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, and any adjournments thereof.

            Registered shareholders can vote their shares (1) by mailing their signed Proxy Card, (2) via a toll-free telephone call from the U.S. or Canada, (3) via the Internet or (4) in person at the Meeting. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. The Company believes that the procedures that have been put in place are consistent with the requirements of applicable law. Specific instructions to be followed by a registered shareholder interested in voting via telephone or the Internet are set forth on the enclosed Proxy Card.

            Shares represented by duly executed proxies received by the Company prior to the Meeting will be voted as instructed in the proxy on each matter submitted to the vote of shareholders. If a duly-executed proxy is returned without voting instructions with respect to one or more proposals, the persons named as proxies thereon intend to vote all shares represented by such proxy FOR each such proposal and at their discretion with respect to any other proposals that may properly come before the Meeting. The persons named as proxies are employees of the Company.

            A shareholder may revoke a proxy at any time prior to its exercise by (1) delivering a later-dated proxy, (2) making an authorized telephone or Internet communication on a later date in accordance with the instructions on the enclosed Proxy Card, (3) written notice of revocation to the Secretary of the Company at the address of the Company's principal executive offices set forth above or (4) voting in person at the Meeting. If a shareholder does not intend to attend the Meeting, any written proxy or notice should be returned for receipt by the Company, and any telephonic or Internet vote should be made, not later than the close of business, 5:30 p.m., EDT, on June 22, 2004. The Company will bear the cost of solicitation of proxies relating to the Meeting.

            Only shareholders of record as of the close of business on May 13, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments thereof. As of the Record Date, there were approximately 14,782,000 shares (excluding treasury shares) of the Company's Common Stock, $.01 par value (the "Common Stock"), issued and outstanding. Such shares of Common Stock are the only voting securities of the Company. Shareholders are entitled to cast one vote for each share of Common Stock held of record on the Record Date.

            An Annual Report on Form 10-K, containing financial statements for the fiscal year ended December 31, 2003, accompanies this Proxy Statement. The mailing address of the Company's principal executive offices is Northwest Park, 154 Middlesex Turnpike, Burlington, Massachusetts 01803.

This Proxy Statement and the Proxy Card enclosed herewith are being mailed to shareholders on or about May 17, 2004.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 31, 2004 by (i) each person who is known by the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each member of the Company's Board of Directors (the "Board of Directors"), (iii) each of the Named Executive Officers (as defined under "Summary Compensation" below) and (iv) all directors and executive officers as a group.

Directors, Officers and 5% Shareholders	Shares Beneficially Owned
	Number	Percent
Khoa D. Nguyen (1)	1,385,934	9.22%
Kevin P. Hegarty (2)	18,000	*
All executive officers and directors as a group (2 persons) (3)	1,403,934	9.33%

* Less than 1%

(1)
Includes 904,250 shares that Mr. Nguyen has the right to acquire within 60 days of March 31, 2004 by the exercise of stock options.
(2)
Includes 18,000 shares that Mr. Hegarty has the right to acquire within 60 days of March 31, 2004 by the exercise of stock options.
(3)
Includes 922,250 shares that directors and executive officers of the Company have the right to acquire within 60 days of March 31, 2004 by the exercise of stock options.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation

            The following table sets forth information concerning the annual and long-term compensation in each of the last three fiscal years for the Company's Chief Executive Officer, who is also the Company's Chief Financial Officer, and who was the Company's sole executive officer as of December 31, 2003 (the "Named Executive Officer").

Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Long-Term Compensation Options (#)	All Other Compensation ($)
KHOA D. NGUYEN President and Chief Executive Officer (1)	2003 2002 2001	250,000 250,000 250,000	0 0 0	0 0 0	375,000 225,000 100,000	1,250(2 1,112(2 1,275(2	) ) )

(1)
Since August 2002, Mr. Nguyen has also served as the Company's Chief Financial Officer, Treasurer and Secretary.
(2)
Represents the dollar amount of the Company's matching contribution under the Company's 401(k) Plan.

Option Grants in Last Fiscal Year

            The following table sets forth information concerning individual stock option grants made to the Company's sole executive officer during fiscal year 2003.

	Individual Grants
Name	Options Granted		Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh) (2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
	Date	(#)				5%	10%
Khoa D. Nguyen	2/7/03	375,000	48.6%	0.16	2/7/13	37,734	95,625

(1)
Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, the timing of such exercises and the option holder's continued employment through the vesting period. The amounts reflected in this table may not accurately reflect or predict the actual value of the stock options.
(2)
Options were granted at fair market value as determined by the Board of Directors of the Company on the date of the grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

            The following table sets forth information concerning each exercise of stock options by the Company's sole executive officer during fiscal year 2003 and the value of unexercised "in-the-money" options at the end of that fiscal year.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at Fiscal Year-End Exercisable/Unexercisable (#)	Value of Unexercised in-the-Money Options at Fiscal Year-End (1) Exercisable/Unexercisable ($)
Khoa D. Nguyen	0	0	1,101,125 / 233,875	46,875 / 46,875

(1)
Based on the closing price on the Nasdaq SmallCap Market for a share of Common Stock on December 31, 2003 of $0.25.

Benefit Plans

            The Company currently provides certain benefits to its eligible employees (including its executive officers) through the benefit plans described below:

            1991 Stock Incentive Plan.    The Company maintained an Amended and Restated 1991 Stock Incentive Plan (the "1991 Stock Incentive Plan") to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to certain employees, officers and consultants to contribute to the success of the Company. By its terms, the 1991 Stock Incentive Plan terminated in March 2001. No additional awards may be granted under the 1991 Stock Incentive Plan, but outstanding awards will continue to remain in effect in accordance with their terms.

            1995 Employee Stock Purchase Plan.    The Company maintains a 1995 Employee Stock Purchase Plan (the "ESPP") to provide incentive to employees and to encourage ownership of Common Stock by all eligible employees of the Company and its subsidiaries. Employees of the Company may participate in the ESPP by authorizing payroll deductions generally over a six-month period, with the proceeds being used to purchase shares of Common Stock for the participant at a discounted price. The ESPP is intended to be an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. In May 2001, the shareholders of the Company authorized an increase in the number of shares issuable under the ESPP from 600,000 shares to 900,000 shares.

            2001 Stock Incentive Plan.    The primary purpose of the 2001 Stock Incentive Plan is to enable the Company to issue shares of the Company's Common Stock to existing personnel and to attract and retain qualified employees, officers, directors, advisors and consultants through stock option grants, restricted stock awards and/or stock grants. The Company's officers and directors may not receive a majority of the total shares issued and reserved for issuance under grants and awards made pursuant to the 2001 Stock Incentive Plan.

            Savings Plan.    The Company sponsors a savings plan for its employees, which has been qualified under Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). Eligible employees are permitted to contribute to the 401(k) Plan through payroll deductions within statutory and plan limits. Contributions from the Company are made at the discretion of the Board of Directors. Beginning in 1997, the Board of Directors authorized the Company to match a portion of its employees' contributions to the 401(k) Plan, and, in fiscal years 1997 through 2003, the Company made a matching contribution of thirty percent (30%) of employee contributions to the extent employee contributions equaled five percent (5%) or more of such employee's gross compensation. The Company maintains comparable plans under local laws and regulations for its non-U.S. employees.

Employment Agreements

            In 1998, the Company entered into an agreement with Mr. Nguyen that provides for certain benefits in the event of a termination of his employment without cause and upon the occurrence of certain events. Under the agreement, in the event the Company elects to terminate Mr. Nguyen's employment or to diminish his status, other than for cause, Mr. Nguyen shall be entitled to receive, (i) for a period of twelve months, a salary equal to the highest annualized salary rate in effect for him within the previous twelve months and (ii) his then-current targeted annual incentive bonus. The agreement also provides for certain benefits in the event of a change in control. In the event of a change in control, the outstanding options held by Mr. Nguyen under the Company's option plans shall become exercisable in full. The agreement further provides that if Mr. Nguyen is terminated or his status is diminished (other than for cause) within twenty-four months after a change in control, Mr. Nguyen is entitled to an immediate payment of two times his base compensation for the fiscal year immediately preceding the termination or change, plus two times his targeted annual bonus for the fiscal year then in effect.

Compensation Committee Report on Executive Compensation

            The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"). The Compensation Committee is composed of Mr. Hegarty, an independent director who was appointed to the Board in 2003. During 2003, the Compensation Committee was comprised of John A. McMullen and S. Steven Karalekas, former directors of the Company, and later, Mr. Hegarty. The Compensation Committee establishes and administers the Company's executive compensation policies and plans and administers the Company's stock option and other equity-related employee compensation plans. The Compensation Committee considers internal and external information in determining officers' compensation, including outside survey data. Although the Company currently has only one executive officer, the following describes the Compensation Committee's approach to executive compensation generally, as well as with respect to the Company's Chief Executive Officer.

Compensation Philosophy

            The Company's compensation policies for executive officers are based on the belief that the interests of executives should be closely aligned with those of the Company's shareholders. The compensation policies are designed to achieve the following objectives:

  •
  Offer compensation opportunities that attract highly qualified executives, reward outstanding initiative and achievement and retain the leadership and skills necessary to build long-term shareholder value.

  •
  Maintain a significant portion of executives' total compensation at risk, tied to both the annual and long-term financial performance of the Company and the creation of shareholder value.

  •
  Further the Company's short and long-term strategic goals and values by aligning compensation with business objectives and individual performance.

Compensation Program

            The Company's executive compensation program has three major integrated components, base salary, annual incentive awards and long-term incentives.

            Base Salary.    Base salary levels for executive officers are determined annually by reviewing the competitive pay practices of networking companies of similar size and market capitalization, the skills, performance level, and contribution to the business of individual executives and the needs of the Company. Overall, the Compensation Committee believes that base salaries for executive officers are approximately competitive with median base salary levels for similar positions in these networking companies.

            Incentive Awards.    The Company's executive officers are eligible to receive cash bonus awards designed to motivate executives to attain short-term and longer-term corporate and individual management goals. The Compensation Committee establishes annual incentive opportunities for each executive officer in relation to his or her base salary. Awards under this program are based on the attainment of specific Company performance measures established by the Compensation Committee early in the fiscal year, and by the achievement of specified individual objectives and the degree to which each executive officer contributes to the overall success of the Company and the management team. In 2003, the formula for the Chief Executive Officer's bonus was based on a combination of individual objectives and Company revenue and profitability objectives.

            Long-Term Incentives.    The Compensation Committee believes that stock options are an appropriate vehicle for compensating its officers and employees. The Company historically provided long-term incentives through its Amended and Restated 1991 Stock Incentive Plan and continues to do so through its 2001 Stock Incentive Plan. The purpose of long-term incentive stock options is to create a direct link between executive compensation and increase in shareholder value. The Amended and Restated 1991 Stock Incentive Plan terminated in March 2001. No additional awards may be granted thereunder, but outstanding awards will continue to remain in effect in accordance with their terms. Presently, long-term incentive awards are granted under the 2001 Stock Incentive Plan. Stock options are generally granted at fair market value and vest in installments, generally over four years. When determining option awards for an executive officer, the Compensation Committee considers the executive's current contribution to Company performance, the anticipated contribution to meeting the Company's long-term strategic performance goals and industry practices and norms. Long-term incentives granted in prior years and existing levels of stock ownership are also taken into consideration. Because the receipt of value by an executive officer under a stock option is dependent upon an increase in the price of the Company's Common Stock, this portion of the executive's compensation is directly aligned with an increase in shareholder value.

Chief Executive Officer Compensation

            The Chief Executive Officer's base salary, annual incentive award and long-term incentive compensation are determined by the Compensation Committee, and are based upon the same factors that would be employed by the Compensation Committee for executive officers generally. Mr. Nguyen's base salary for the year ended December 31, 2003 was $250,000. The Chief Executive Officer may also be entitled to an annual cash bonus depending on the Company's performance. Any such cash bonus will be determined by the Compensation Committee at its discretion. For the year ended December 31, 2003, Mr. Nguyen was not paid a cash bonus. In February 2003, the Board of Directors granted Mr. Nguyen an option to purchase 375,000 shares of the Company's Common Stock at the then fair market value of $0.16 per share, of which fifty percent (50%) vested in February 2003 and the remaining fifty percent (50%) vested in February 2004.

            Section 162(m) of the Internal Revenue Code limits the tax deduction to $1,000,000 for compensation paid to certain executives of public companies. Having considered the requirements of Section 162(m), the Compensation Committee believes that grants made pursuant to the Company's 2001 Stock Incentive Plan meet the requirement that such grants be "performance based" and are, therefore, exempt from the limitations on deductibility. Historically, the combined salary and bonus of each executive officer has been well below the $1,000,000 limit. The Compensation Committee's present intention is to comply with Section 162(m) unless the Compensation Committee feels that required changes would not be in the best interest of the Company or its shareholders.

Respectfully Submitted by the Compensation Committee,
Kevin P. Hegarty

Compensation Committee Interlocks and Insider Participation

            The Compensation Committee was formed on February 1, 1995. No current or former member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries.

Compensation of Directors

            In April 1995, the Board of Directors and shareholders approved the Amended and Restated 1994 Non-Employee Director Stock Option Plan (the "Director Plan"), which was most recently amended by the Board of Directors on June 5, 2002. The Director Plan provides that the Board of Directors, at its discretion, is permitted to grant options to non-employee directors, subject to terms and conditions as determined by the Board of Directors. No options may be granted after the tenth anniversary of the date of adoption of the Director Plan and no person may be granted options under the Director Plan to purchase more than an aggregate of 45,000 shares of Common Stock. Options are granted at a price equal to the fair market value on the date of grant. Unless otherwise specified by the Board of Directors at the time of grant, options granted under the Director Plan become exercisable over a four-year period, and the term of the options is ten years from the date of grant. Two hundred thousand shares of Common Stock have been reserved for issuance under the Director Plan, of which 108,000 were available for future grant as of December 31, 2003.

            The Company pays each non-employee director a fee of $2,000 per official meeting of the Board of Directors attended in person by such director and an additional $500 per official committee meeting attended in person by such director. No fee is paid a director for meetings attended by telephone or for periodic involvement in specific matters of the company.

Section 16(a) - Beneficial Ownership Reporting Compliance

            Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Company. Based on the Company's review of copies of such forms, each officer, director and ten percent (10%) holder complied with his/her obligations in a timely fashion with respect to transactions in securities of the Company during the year ended December 31, 2003.

Stock Performance Graph

            The following graph compares the change in the shareholder return on the Company's Common Stock against the return for the Nasdaq Stock Market Index, the Nasdaq Electronic Components Stock Index (SIC Code 367) (the "Old Index"), and the Nasdaq Computer and Data Processing Index (SIC Code 737) (the "New Index")], as calculated by the Center for Research in Security Prices at the University of Chicago, for the period beginning December 31, 1998 and ending December 31, 2003. In the past, the Company has compared the performance of its common stock to the Nasdaq Stock Market Index and the Old Index. However, as the Company has shifted its focus from videoconferencing products to enterprise collaboration software products, the New Index now provides a more appropriate basis of comparison for measuring the performance of the Company's common stock.

            This graph assumes the investment of $100 in the Company's Common Stock, the Nasdaq Index, the Nasdaq Electronic Components Stock Index, and the Nasdaq Computer and Data Processing Index as of December 31, 1998 and assumes dividends were reinvested. Additional measurement points are at the remaining month ends for the years ended December 31, 1999, December 31, 2000, December 31, 2001, December 31, 2002, and December 31, 2003.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

            The Board of Directors is divided into three classes. Each class serves a three-year term. The term of the current Class II Director will expire at the Meeting. All directors will hold office until their successors have been duly elected and qualified.

            Prior to the Meeting, certain Directors resigned from the Board of Directors and, as a result, the Board of Directors reclassified Khoa D. Nguyen from a Class II Director to a Class III Director, effective as of the Meeting. For the 2004 Annual Meeting of Shareholders, the Board of Directors has nominated Khoa D. Nguyen for reelection as a Class III Director, to hold office until the Annual Meeting of Shareholders to be held in 2007 and until his successor is duly elected and qualified. Shares represented by all proxies received by the Board of Directors and not marked so as to withhold authority to vote for the nominee will be voted FOR the election of the nominee. The nominee has indicated his willingness to serve, if elected; however, if the nominee should be unable or unwilling to serve, the proxies may be voted for the election of a substitute nominee designated by the Board of Directors or for fixing the number of directors at a lesser number. Proxies may not be voted for a greater number of persons than the number of nominees named herein. There is currently a vacancy in Class II of the Board of Directors for which no nominee is herein put forth. This position may be filled at a later date by the Board of Directors.

            The table below sets forth the following information with respect to the nominee to be elected at the Meeting, and the director whose term of office will extend beyond the Meeting: the age of each such person, the position(s) currently held by each such person within the Company, the year each such person was first elected or appointed a director, the year each such person's term will expire and the class of director of each such person.

Name of Director, Nominee or Person Chosen to Become a Director	Age	Position(s) Held	Director Since	Year Term Will Expire	Class of Director
Kevin P. Hegarty	48	Director	2003	2005	I
Khoa D. Nguyen	50	Chairman, President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary	1997	2007	III

(1)
Subject to re-appointment that is to be effective as of the Meeting.

            KHOA D. NGUYEN has been a director of the Company since December 1997. Mr. Nguyen was named President and Chief Executive Officer of the Company effective April 9, 1998 and, since August 2002, he has also served as the Chief Financial Officer, Treasurer and Secretary of the Company. Previously, Mr. Nguyen had been Executive Vice President and Chief Operating Officer of the Company from September 1997 to April 1998. Prior to joining the Company, Mr. Nguyen had been employed at PictureTel Corporation, a videoconferencing company, where he served as Chief Technology Officer and General Manager of the Group Systems and Networking Products divisions from February 1994 to August 1996 and as Vice President of Engineering from January 1993 to February 1994. From August 1991 to December 1992, he was Vice President of Engineering at VTEL Corporation, a videoconferencing company. Previously, Mr. Nguyen held various research and development positions at IBM Corporation.

            KEVIN P. HEGARTY has been a Class I Director of the Company since 2003. Since October 2001, Mr. Hegarty has been the Vice President and Chief Financial Officer of The University of Texas at Austin. Previously, Mr. Hegarty was employed by Dell Computer Corporation, where he served as Vice President and Chief Financial Officer of Dell Financial Services from February 2000 through September 2001 and as

Vice President and Company Controller from September 1997 through January 2000. Mr. Hegarty is a certified public accountant in the State of Texas and has extensive experience in the areas of accounting, finance, audit, and internal control.

Board of Directors Meetings and Committees

            The Board of Directors held a total of 8 meetings during the year ended December 31, 2003. During that period, the Audit Committee of the Board of Directors held 2 meetings and the Compensation Committee of the Board of Directors held 2 meetings. Both of the current directors attended all of the meetings of the Board of Directors and committees of the Board of Directors on which the director served during the year.

            Mr. Hegarty is the sole member of the Compensation Committee and the Audit Committee. The Compensation Committee determines the compensation of the Company's senior management and administers the Company's stock option plans. The Audit Committee recommends engagement of the Company's independent auditors, consults with the Company's auditors concerning the scope of the audit, reviews the results of their examination, reviews and approves any material accounting policy changes affecting the Company's operating results and reviews the Company's financial controls. The Audit Committee is governed by a written charter, which was adopted by the Board of Directors on April 27, 2000 and was included as an appendix to the Company's proxy statement furnished in 2001. Mr. Hegarty is an "independent director" as defined in the National Association of Securities Dealers' listing standards.

            The Board of Directors has no standing nominating committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE LISTED ABOVE.

Audit Committee Report

            The Audit Committee is composed of Kevin Hegarty, an independent director who was appointed to the Committee in 2003. During 2003, the Audit Committee was comprised of Mr. Hegarty and John A. McMullen and Robert N. McFarland, former directors of the Company. During the fiscal year ended December 31, 2003, the Audit Committee reviewed and discussed the Company's audited financial statements with management of the Company and the Company's independent auditors, Brown & Brown LLP. The Audit Committee discussed with Brown & Brown LLP the matters required to be discussed by the Statement of Auditing Standards No. 61. These discussions included the scope of the independent auditor's responsibilities, significant accounting adjustments, any disagreements with management and discussions of the quality, not just the acceptability, of accounting principles, reasonableness of significant judgments and the clarity of disclosures in the financial statements.

            In addition, the Audit Committee reviewed the written disclosures and the letter from Brown & Brown LLP relating to the independence of such firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Brown & Brown LLP that firm's independence. The Audit Committee satisfied itself as to Brown & Brown LLP's independence.

            Based on the above referenced reviews and discussions, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                      Respectfully Submitted by the Audit Committee,

                      Kevin P. Hegarty

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS MADE BY THE COMPANY UNDER THOSE STATUTES, IN WHOLE OR IN PART, THIS REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS, NOR WILL THIS REPORT BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILINGS MADE BY THE COMPANY UNDER THOSE STATUTES.

Stockholder Communications with the Company

            Stockholder communications with the Company should be made in accordance with the Company's existing policy, which requires a stockholder to direct all inquiries to the Company's Investor Relations Department at 781-505-2192. Stockholders also may send communications to the Investor Relations Department via email at investorrelations@ezenia.com.

Attendance of Directors at Annual Stockholder Meetings

            Prior to this year, the Company had no formal policy with respect to director attendance at annual stockholder meetings. One director attended the 2003 annual stockholder meeting. Although the Company currently does not require directors to attend annual stockholder meetings, their attendance is welcome.

Certain Transactions

            No transactions occurring between January 1, 2003 and the date hereof are to be reported in this section, other than compensatory arrangements discussed elsewhere in this Proxy Statement.

INDEPENDENT AUDITORS

            The firm of Brown & Brown LLP, certified public accountants, served as independent auditor for the fiscal year ending December 31, 2003, and the Company has selected them as independent auditor for the fiscal year ending December 31, 2004. It is not expected that a member of the firm of Brown & Brown will be present at the Meeting or available to make a statement and respond to questions.

Audit Fees

            The aggregate fees billed for professional services rendered by Brown & Brown LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2003 and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q filed during such fiscal year totaled $64,500.

Financial Information Systems Design and Implementation Fees

            The Company did not engage Brown & Brown LLP to provide financial systems design and implementation during the fiscal year ended December 31, 2003.

All Other Fees

            During 2003, prior to the engagement of Brown & Brown LLP as independent auditor of the Company, the Company utilized the services of the accounting firms of Ernst & Young LLP and Gray, Gray & Gray LLP for other accounting related services. The aggregate fees billed for all other services rendered by Ernst & Young LLP and Gray, Gray & Gray LLP for the fiscal year ended December 31, 2003 totaled $67,250. Other accounting related services were primarily tax compliance fees for U.S. federal and international tax returns, assistance with tax planning strategies, statutory audit services required by local laws in the overseas locations where, prior to July 2002, the Company had conducted business, fees for an audit of the Company's employee benefit plan, and fees related to filings and other communications with the Securities and Exchange Commission.

Fee Category	Fiscal Year 2003	% of Total	Fiscal Year 2002	% of Total
Audit Fees	$54,000	41%	$130,000	56%
Audit-Related Fees	$10,500	8%	$47,800	20%
Tax Fees	$26,500	20%	$15,000	6%
All Other Fees	$40,750	31%	$41,350	18%

Total Fees	$131,750	100%	$234,150	100%

VOTING PROCEDURES

            The affirmative vote of a plurality of the shares of the Company's Common Stock present or represented at the Meeting and entitled to vote is required for the election of the Class III Director. In instances where brokers are prohibited from exercising discretionary authority for beneficial holders who have not returned a proxy (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote. Shares that abstain or for which the authority to vote is withheld on certain matters will, however, be treated as present for quorum purposes on all matters.

OTHER BUSINESS

            The Board of Directors knows of no business that will be presented for consideration at the Meeting other than that stated above. If other business should come before the Meeting, the persons named in the proxies solicited hereby, each of whom is an employee of the Company, may vote all shares subject to such proxies with respect to any such business in the best judgment of such persons.

SHAREHOLDER PROPOSALS

            It is currently contemplated that the 2005 Annual Meeting of Shareholders will be held on or about May 25, 2005. Proposals of shareholders intended for inclusion in the proxy statement to be furnished to all shareholders entitled to vote at the next annual meeting of the Company and/or for inclusion in the agenda for that meeting must be received at the Company's principal executive offices not later than December 31, 2004. It is suggested that proponents submit their proposals by certified mail, return receipt requested.

Dated: May 17, 2004

ANNEX A

AUDIT COMMITTEE CHARTER
EZENIA! INC.

Organization

            This charter governs the operations of the audit committee. At least annually, the committee shall review and reassess the charter and obtain the board of directors' approval thereof. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

            The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In doing so, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

            The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of its activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

            The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

  •
  The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, to recommend that the Board of Directors replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written

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    disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors.

  •
  The committee shall discuss with the independent auditors the overall scope and plans for the annual audit. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

  •
  The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

  •
  The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The committee shall also prepare annually a report to the Company's stockholders.

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ANNEX B

FORM OF PROXY CARD
[SIDE ONE]

PROXY
Ezenia! Inc.
This Proxy is Solicited on Behalf of the Board of Directors
of the Company for its Annual Meeting
June 23, 2004

            The undersigned hereby appoints Khoa D. Nguyen and John P. McMahon as proxies, each with full power of substitution, and hereby authorizes them or either of them to represent and to vote as designated below all shares of Common Stock of Ezenia! Inc. held of record by the undersigned on May 13, 2004 at the Annual Meeting of Stockholders to be held at the Offices of Bingham McCutchen, LLP, 150 Federal Street, Boston, Massachusetts on June 23, 2004 and at any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" THE OTHER PROPOSALS.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

B-1

[SIDE TWO]

Vote by Telephone		Vote by Internet
It's fast, convenient, and immediate!		It's fast, convenient, and your vote is immediately confirmed and Call Toll-Free on a Touch-Tone Phone posted.
1-877-PRX-VOTE (1-877-779-8683).
Follow these four easy steps:		Follow these four easy steps:
1.	Read the accompanying Proxy Statement and Proxy Card.	1.	Read the accompanying Proxy Statement and Proxy Card.
2.	Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).	2.	Go to the Website http://www.eproxyvote.com/ezen
3.	Enter your Voter Control Number located on your Proxy Card	3.	Enter your Voter Control Number located on your Proxy Card above your name. above your name.
4.	Follow the recorded instructions.	4.	Follow the Instructions provided.
Your vote is important! Call 1-877-PRX-VOTE anytime!		Your vote is important! Go to http://www.eproxyvote.com/ezen anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

☒
Please mark votes as in this example.

1.
To elect one Class III Director to hold office for a three-year term and until his/her respective successor has been duly elected and qualified.

  Nominee: (01) Khoa D. Nguyen

      ☐ FOR        ☐ WITHHELD

2.
In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE.

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held of record by a corporation, please sign in full corporate name by president or other authorized officer. Partnerships should sign in partnership name by an authorized signatory.

Signature: ________________ Date: _________ Signature: ________________ Date: _________

B-2

EZE-PS-04

QuickLinks

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS
PROPOSAL NO. 1 - ELECTION OF DIRECTORS
INDEPENDENT AUDITORS
VOTING PROCEDURES
OTHER BUSINESS
SHAREHOLDER PROPOSALS
ANNEX A - AUDIT COMMITTEE CHARTER
ANNEX B - FORM OF PROXY CARD